UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2006 (December 3, 2006)

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Graham Packaging Holdings Company

Current Report on Form 8-K

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Philip R. Yates, as Chief Executive Officer

On December 3, 2006, Philip R. Yates, our Chief Executive Officer ceased to be Chief Executive Officer and an employee of  Graham Packaging Holding Company (“Company”), effective December 4, 2006. In connection therewith, on December 3, 2006, the Company and Mr. Yates entered into a separation agreement (the “Yates Agreement”). The Yates Agreement provides, among other things, that (i) Mr. Yates will receive severance payments in an amount totaling $3,615,500 (payable in 156 weekly installments) and be eligible for a pro rata 2006 bonus, (ii) the Company or its affiliates will repurchase Mr. Yates’ equity in the Company and its affiliates, (iii) Mr. Yates will continue to receive health and dental benefits until the earlier of (a) the expiration of the twenty-four month period commencing on the last day that Mr. Yates serves as a member of the Board of Directors of the Company (“Board”), or (b) the date or dates that Mr. Yates becomes eligible for comparable benefits under plans and programs of a subsequent employer, as applicable, and (iv) Mr. Yates will receive other specified benefits and be subject to specified restrictions, including a non-competition covenant. The foregoing description of the Yates Agreement does not purport to be complete and is qualified in its entirety by the terms of the Yates Agreement, a copy of which is filed as Exhibit 99.1.

Appointment of Philip R. Yates, as Chairman of the Board

Mr. Yates will continue to be involved in the oversight of the Company’s operations, and therefore Mr. Yates has agreed to remain with the Company as chairman (“Chairman”) of the Board. Mr. Yates already serves on the Board and the Company expects he will be named Chairman at the next meeting. Under the terms of the Yates Agreement, Mr. Yates, among other things, will (i) receive an annual fee of $250,000 for his service on the Board, (ii) be entitled to receive a bonus of $900,000 upon the completion of 12 months of service on the Board or, in specified circumstances, upon his involuntary removal from the Board and (iii) subject to Board approval, be entitled to receive an equity-based incentive grant for the 2007 calendar year.

Departure of John E. Hamilton, as Chief Financial Officer

On December 3, 2006, John E. Hamilton, our Chief Financial Officer, ceased to be Chief Financial Officer and an employee of the Company, effective December 4, 2006. In connection therewith, on December 3, 2006, the Company and Mr. Hamilton entered into a separation agreement (the “Hamilton Agreement”). The Hamilton Agreement provides, among other things, that (i) Mr. Hamilton will receive severance payments in an amount totaling $1,640,500 (payable in 156 weekly installments) and be eligible for a pro rata 2006 bonus, (ii) the Company or its affiliates will repurchase Mr. Hamilton’s equity in the Company and its affiliates, (iii) Mr. Hamilton will continue to receive health and dental benefits for a twenty-four month period commencing the last day that Mr. Hamilton serves as a consultant to the Company (see description below) and (iv) Mr. Hamilton will receive other specified benefits and be subject to specified restrictions, including a non-competition covenant. In addition, Mr. Hamilton will facilitate as a consultant in the transitioning and integration of the new chief financial officer, receiving a monthly consulting fee of $45,567 as compensation for a period of up to six months. The foregoing description of the Hamilton Agreement does not purport to be complete and is qualified in its entirety by the terms of the Hamilton Agreement, a copy of which is filed as Exhibit 99.2.

Appointment of Warren D. Knowlton, as Chief Executive Officer

Warren D. Knowlton has become our new Chief Executive Officer, effective December 4, 2006.

Mr. Knowlton, age 60, served as Chief Executive Officer and Executive Director of Morgan Crucible PLC (“Morgan Crucible”), from December 2002 to August 2006. Morgan Crucible is a London Stock Exchange-listed company (FTSE 250) that is a specialty manufacturer of carbon and ceramic products. Prior to joining Morgan Crucible, he was an Executive Director of Pilkington PLC (“Pilkington”), one of the world’s largest glass-makers. With Pilkington, he first served as President of Global Building Products and then as President of Global Automotive. Mr. Knowlton joined Pilkington in 1997. Since 2000 Mr. Knowlton has served as a Non-Executive Director of Smith & Nephew PLC, Filtrona PLC, and Ameriprise Financial.

The Company expects to enter into an employment agreement with Mr. Knowlton.

Appointment of Mark Burgess, as Chief Financial Officer

Mark Burgess has become our new Chief Financial Officer, Assistant Treasurer and Assistant Secretary, effective December 4, 2006.

Mr. Burgess, age 47, served as President and Chief Executive Officer, as well as Chief Financial Officer, of Anchor Glass Container Corporation, from May 2005 until September 2006, where he led the company through a successful financial restructuring. He previously served as Executive Vice President and Chief Financial Officer of Clean Harbors Environmental Services, Inc., from May 2003 until May 2005 and prior to that he served as Executive Vice President and Chief Financial Officer at JL French Automotive Castings, Inc, from November 2000 to May 2003.

The Company expects to enter into an employment agreement with Mr. Burgess.

The Board of Directors of the Company approved these appointments December 3, 2006.

Item 7.01 - Regulation FD Disclosure

We issued a press release on December 4, 2006 in connection with the management change described in Item 5.02 of this form 8-K, a copy of which is being furnished hereto as Exhibit 99.3.

Item 9.01 - Financial Statement and Exhibits

(a)	None.

(b)	None.

(c)	Exhibit 99.1 – Separation Agreement, dated as of December 3, 2006, between Graham Packaging Holdings Company and Philip R. Yates.
Exhibit 99.2 – Separation Agreement, dated as of December 3, 2006, between Graham Packaging Holdings Company and John E. Hamilton.
Exhibit 99.3 – Press Release, issued on December 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2006

GRAHAM PACKAGING HOLDINGS COMPANY

BCP/GRAHAM HOLDINGS L.L.C., ITS GENERAL PARTNER
By:	/s/ Mark Burgess
Name:	Mark Burgess
Title:	Chief Financial Officer, Assistant Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Separation Agreement, dated as of December 3, 2006, between Graham Packaging Holdings Company and Philip R. Yates.
99.2	Separation Agreement, dated as of December 3, 2006, between Graham Packaging Holdings Company and John E. Hamilton.
99.3	Press Release, issued December 4, 2006.